UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010 (April 30, 2010)

DORAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 787-474-6700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain information relating to Doral Financial Corporation (“Doral Financial” or the “Company”).

Item 8.01 Other Events.

As described in Doral Financial’s Current Report on Form 8-K filed on April 20, 2010 with the Securities and Exchange Commission, on April 19, 2010 the Company entered into a definitive Stock Purchase Agreement (the “Stock Purchase Agreement”) with various purchasers (the “Purchasers”) to raise new equity capital for the Company through a private placement.  Pursuant to the Stock Purchase Agreement, on April 22, 2010, the Company completed the issuance of the non-contingent tranche of securities, consisting of 180,000 shares of its Mandatorily Convertible Non-Cumulative Non-Voting Preferred Stock, $1.00 par value and $1,000 liquidation preference per share (the “Preferred Stock”) for $180 million.  In addition, the Company issued into escrow 105,002 shares of Preferred Stock with a liquidation value of approximately $105 million and Purchasers deposited into escrow approximately $420 million with respect to the contingent tranche of securities.

On April 30, 2010, Doral Financial issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, announcing that the Company had not been selected to acquire the assets and liabilities of any Puerto Rico bank in an FDIC-assisted transaction.  As a result, pursuant to the Stock Purchase Agreement and related escrow agreement, the 105,002 shares of Preferred Stock and $420 million will be released from escrow to the Purchasers and the contingent tranche of securities will not be issued. After giving effect to the release of shares of Preferred Stock from escrow, in the aggregate, the shares of Preferred Stock issued in the capital raise had an effective sale price of $3.00 per common share equivalent and approximately 60 million common share equivalents were issued.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
99.1	Supplemental Regulation FD Disclosure dated May 3, 2010*
99.2	Press Release dated May 3, 2010.

*	This exhibit is furnished by Doral Financial and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. See Item 7.01 and Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: May 3, 2010	By:	/s/ Glen R. Wakeman
Name: Glen R. Wakeman
Title: Chief Executive Officer

Exhibit No.	Description of Exhibit
99.1	Supplemental Regulation FD Disclosure dated May 3, 2010*
99.2	Press Release dated May 3, 2010.

*	This exhibit is furnished by Doral Financial and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. See Item 7.01 and Item 9.01.